UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2013

GASCO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32369	98-0204105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7979 E. Tufts Avenue, Suite 1150, Denver, Colorado 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 483-0044

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 29, 2013, Gasco Energy, Inc. (the “Company”) received notification from the NYSE MKT LLC (the “Exchange”) that the Exchange had filed, on April 29, 2013, a Form 25-NSE with the Securities and Exchange Commission in order to strike the Company’s common stock from listing and registration on the Exchange as a result of the Company’s failure to maintain compliance with Sections 1003(a)(iv) (substantial sustained losses or impaired financial condition) and 1003(f)(v) (low selling price) of the NYSE MKT LLC Company Guide.  The Company’s common stock began trading on the OTCQB Marketplace on April 26, 2013 and is currently quoted under the ticker symbol “GSXN.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasco Energy, Inc.

Date: May 1, 2013	By:	/s/ W. King Grant
		Name:	W. King Grant
		Title:	President and Chief Executive Officer